SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            _______________________

                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                            _______________________


                 Date of Report
                 (Date of earliest
                 event reported):   October 19, 2001


                         Alliant Energy Corporation
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


   Wisconsin                    1-9894                    39-1380265
---------------            ----------------            ----------------
(State or other            (Commission File             (IRS Employer
jurisdiction of                Number)               Identification No.)
incorporation)


             222 West Washington Avenue, Madison, Wisconsin 53703
         ------------------------------------------------------------
         (Address of principal executive offices, including zip code)


                               (608) 252-3311
                         -----------------------------
                        (Registrant's telephone number)

Item 5.    Other Events.
------     ------------

           On October 19, 2001, Alliant Energy Corporation issued a press release announcing its earnings for the third quarter ended September 30, 2001. A copy of such press release is filed as Exhibit 99.1 and is incorporated by reference herein.


Item 7.    Financial Statements and Exhibits.
------     ---------------------------------

           (a)  Not applicable.

           (b)  Not applicable.

           (c)  Exhibits.  The following exhibit is being filed herewith:
                --------

                (99.1)    Alliant  Energy   Corporation   Press  Release  dated
                          October 19, 2001.

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


                                  SIGNATURES
                                  ----------

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ALLIANT ENERGY CORPORATION



Date:  October 19, 2001             By: /s/ John E. Kratchmer
                                        ------------------------------
                                        John E. Kratchmer
                                        Corporate Controller and Chief
                                        Accounting Officer

                          ALLIANT ENERGY CORPORATION

                  Exhibit Index to Current Report on Form 8-K
                            Dated October 19, 2001


Exhibit
Number
------

(99.1)     Alliant Energy Corporation Press Release dated October 19, 2001.


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